UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 19, 2018
Genuine Parts Company
__________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-05690	58-0254510
_____________________ (State or other jurisdiction of	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2999 Wildwood Pkwy, Atlanta, Georgia		30339
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	678.934.5000
Not Applicable
_____________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On September 19, 2018 Genuine Parts Company (NYSE: GPC) announced an acquisition for its Industrial Group, Motion Industries, and its U.S. Automotive Parts Group.

Motion Industries, the Company’s wholly-owned industrial distribution company headquartered in Birmingham, Alabama, has entered into a definitive agreement to acquire Hydraulic Supply Company ("HSC"). In addition, the Company has entered into a definitive agreement to acquire Hastings Auto Parts, Inc ("Hastings"). The transactions are expected to close by October 1, 2018, and are contingent upon satisfaction of customary closing conditions.

HSC, founded in 1947 and based in Sunrise, Florida, is a leading full-service fluid power distributor, with a broad product offering of hydraulic, pneumatic and industrial components and systems. HSC operates from 30 locations primarily in the southeastern United States which are supported by one central distribution center. The Company expects HSC to generate estimated annual revenues of $85 million.

The addition of Hastings, founded in 1981 and based in the Detroit, Michigan area, will add four stores to our distribution footprint and further expand our presence in the Detroit market. Hastings is expected to generate approximate annual revenues of $10 million.

Item 8.01 Other Events.
A copy of the press release of Genuine Parts Company, dated September 19, 2018, announcing the Hydraulic Supply Company and Hastings Auto Parts, Inc acquisitions are furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1 Press Release dated September 19, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genuine Parts Company

September 19, 2018	By:	/s/ Carol B. Yancey

Name: Carol B. Yancey
Title: Executive Vice President and CFO

Exhibit Index

Top of the Form

Exhibit No.	Description

99.1	Press Release dated September 19, 2018